EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Zong Yun Zhou, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment to Quarterly Report of SORL AUTO PARTS, INC. on Form 10Q/A for the fiscal quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of SORL AUTO PARTS, INC.

Date: August 15, 2006	/s/ Zong Yun Zhou

Zong Yun Zhou
Chief Financial Officer